Exhibit 10.48

                           WORLDCOM DATA SERVICES
                                (REVENUE PLAN)

This Application for Data Services (the "Agreement") is made by EXODUS COMMUNICATIONS, INC., a California corporation with its principal office at 2650 San Tomas Expressway, Santa Clara, California 95051,
("Customer"), and WORLDCOM TECHNOLOGIES, INC., a Delaware corporation ("WorldCom"), for service described below.

1. SERVICES: Interexchange telecommunications service (the "Private Line Service") and frame relay service (the "Frame Relay Service"), ATM Service, as described below, (the "WorldCom ATM Service") international frame relay service (the "International Frame Relay Service") and international private line services (the "International Private Line Service") shall be provided by WorldCom pursuant to the applicable tariffs of WorldCom Network Services, Inc., a wholly owned subsidiary of WorldCom, (the "Tariffs"). The Tariffs provide terms and conditions of the Service which include, but are not limited to, taxes, credit approval procedures, Customer credits, termination liability, and limitations with respect to the assignment of the Service. The Tariffs may be modified from time to time by WorldCom in accordance with law and thereby affect the Service furnished to Customer For purposes of this Agreement, Private Line Service, Frame Relay Service, ATM Service, International Private Line and International Frame Relay shall be collectively referred to as (the "Service"). The Private Line Service shall also include OC-3c and OC-12c as described below:

OC-3c Service consists of a concatenated, non-switched, dedicated 155.52 Mbps circuit used to carry Customer's telecommunications traffic between Local Access and Transport Areas (LATAs). OC-3c Service is consistent with the Synchronous Optical Network (SONET) standard for optical transport as defined by the Exchange Carriers Standards Association (ECSA) for the American National Standards Institute (ANSI). OC-3c Service consists of interexchange carrier (IXC) service, local access service and operational and administrative services.

OC-12c Service consists of a concatenated, non-switched, dedicated 622 Mbps circuit used to carry Customer's telecommunications traffic between Local Access and Transport Areas (LATAs). OC-12c Service is consistent with the Synchronous Optical Network (SONET) standard for optical transport as defined by the Exchange Carriers Standards Association (ECSA) for the American National Standards Institute (ANSI). OC-3c/OC-12c Service consists of interexchange carrier (IXC) service, local access service and operational and administrative services.

ATM Service may include the following: (i) equipment necessary to support the ATM Service including equipment located on Customer's premises and equipment located on WorldCom's premises, (ii) local access facilities,
(iii) a Network Node (as described below) for each location requiring connectivity to the WorldCom network, and (iv) maintenance of the equipment and services provided by WorldCom. A "Network Node" includes a port connection, i.e., access to the WorldCom network, and the permanent virtual circuits assigned to said port.

2. TERMS AND CONDITIONS: The parties agree that the terms and conditions of this Agreement shall supplement, or to the extent they are inconsistent with the Tariffs, supersede the terms and conditions of the Tariffs. For purposes of this Agreement, any references to "Service" in the Tariffs shall also be deemed to refer to the applicable WorldCom Service in the Tariffs. For the convenience of the parties, ATM Service will be provided by WorldCom subject to the rules and regulations set forth in the WorldCom Network Services, Inc., a wholly owned subsidiary of WorldCom, Frame Relay tariff (the "Frame Relay Tariff"), in addition to the terms and conditions set forth herein. The rules and regulations of the Frame Relay Tariff provide terms and conditions which apply to ATM Service, which include, but are not limited to, termination liability, taxes, credit approval procedures, Customer credits, and limitations with respect to the assignment of ATM Service. For purposes of this Agreement, any references to Service in the Frame Relay Tariff shall be deemed to refer to ATM Service. The Frame Relay Tariff may be modified from time to time by WorldCom in accordance with law and thereby affect the ATM Service furnished to Customer except that the terms and conditions contained in this Agreement shall supplement, or to the extent inconsistent, supersede the Frame Relay Tariff's rules and regulations and shall remain in effect throughout the Service Commitment Period selected by Customer.

3. MINIMUM MONTHLY COMMITMENT: Commencing as of the Commitment Commencing Date set forth below and continuing through the Commitment Ending Date below, Customer agrees to maintain each month:

(i) the aggregate base rate charges for OC-3c and OC-12c Services (after the application of discounts); and/or
(ii) the aggregate base rate charges for Domestic Private Line Service, excluding OC-3c and OC-12c Services (after the application of discounts); and/or
(iii) the aggregate base rate charges for Domestic Frame Relay Services (after the application of discounts); and/or
(iv) the aggregate base rate charges for International Frame Relay Services (after the application of discounts); and/or
(v) the aggregate base rate charges for Domestic ATM Services (after the application of discounts); and/or
(vi) the aggregate base rate charges for International Private Line Service (after the application of discounts) (collectively, the "Aggregate Base Rate Charges") as follows:

        Minimum Monthly Commitment:             $1,000,000.00

4.      REVENUE PLAN SERVICE TERM/COMMENCEMENT /COMMITMENT:

        Customer Commitment Period:             Sixty (60) Months

Commencement Date: For the purposes of this Agreement, (the
"Agreement Commencement Date") will be the next billing cycle following the date this Agreement has been fully executed by both parties and Customer has received a satisfactory credit review and approval from WorldCom's Credit Department, and all security documentation, if any, required by WorldCom has been properly executed and delivered to WorldCom (collectively, the "Credit Review").

Commitment Commencement Date: is the same as the Commencement Date above.

Commitment Ending Date: is sixty (60) months following the Commitment Commencement Date above.

5. APPLICATION OF DISCOUNTS: Commencing as of the Commencement Date set forth in Section 4 above and continuing through the Commitment Ending
Date, WorldCom agrees to aggregate:
(i) monthly recurring charges for Domestic Private Line Service (before the application of discounts); and/or
(ii) monthly recurring Network Node charges for Domestic Frame Relay Service (before the application of discounts); and/or
(iii) monthly recurring Network Node charges for International Frame Relay Service (before the application of discounts) in determining Customer's corresponding discount for Domestic Private Line, Domestic Frame Relay, Domestic ATM Service, and International Frame Relay.

6. PROPRIETARY INFORMATION: (a) Confidential Information: The parties understand and agree that the terms and conditions of this Agreement, all documents referenced and invoices to Customer for Service provided hereunder, communications between the parties regarding this Agreement (including price quotes to Customer for any Service proposed to be provided or actually provided hereunder), as well as such non-public information relevant to any other agreement between the parties (collectively, "Confidential Information"), are confidential as between Customer and WorldCom.

        (b) Limited Disclosure: A party shall not disclose Confidential Information unless subject to discovery or disclosure pursuant to legal process, or to any party other than the directors, officers, and employees of a party or a party's agents including their respective brokers, lenders, insurance carriers or bona fide prospective purchasers who have specifically agreed in writing to nondisclosure of the terms and conditions hereof. Any disclosure hereof required by legal process shall only be made after providing the non-disclosing party with notice thereof in order to permit the non-disclosing party to seek an appropriate protective order or exemption. Violation by a party or its agents of the foregoing provisions shall entitle the non-disclosing party, at its option, to obtain injunctive relief without a showing of irreparable harm or injury and without bond.

        (c) Press Releases: The parties further agree that any press release, advertisement or publication generated by a party regarding this Agreement, will be submitted to the non-publishing party for its written approval prior to publication.

        (d) Survival of Confidentiality: The provisions of this Section 6 will be effective as of the date of this Agreement and remain in full force and effect for a period which will be the longer of (i) one (1) year following the date of this Agreement, or (ii) one (1) year from the termination of all Service hereunder.

7. LETTER OF AGENCY ("LOA"): The Undersigned [duly authorized representative of Customer] hereby authorizes WorldCom, if requested in writing by Customer, to provision Customer's Local Access. This LOA supersedes all previous LOAs and shall remain in effect until canceled by Customer in writing.

8. PRICING: (a) Rates for Domestic Private Line Service, Domestic Frame Relay Service, International Private Line and International Frame Relay are as set forth in the applicable WorldCom tariffs.
        (b) Rates for OC-3c and OC-12c Private Line Service are as described below for the location and quantities as set forth in Sections I. and J.
        (c) Discounts for both Domestic Private Line, Domestic Frame Relay, International Private Line and International Frame Relay Service are as described below.
        (d) Rates for ATM Service shall be as set forth in WorldCom's Service Orders (the "Service Orders"). Discounts for domestic ATM
Service are as described below.

A.      WORLDCOM DOMESTIC PRIVATE LINE - DS-0 DISCOUNT

            Monthly Volume            DS-0 Discount
                 $0 +                       ***

B.      WORLDCOM DOMESTIC PRIVATE LINE - FT-1 DISCOUNT

            Monthly Volume            FT-1 Discount
                 $0 +                       ***

***Confidential treatment has been requested for certain portions of this document. Such omitted portions have been filed separately with the Securities and Exchange Commission.


    Multi-Channel Discounts
    -----------------------
         # Channels                     Discount
             2-3                           ***
             4-7                           ***
             8-11                          ***
             12 & OVER                     ***

C.      WORLDCOM DOMESTIC PRIVATE LINE - DS-1 DISCOUNT

            Monthly Volume             DS-1 Discount
                 $0 +                       ***

D.      WORLDCOM DOMESTIC PRIVATE LINE - DS-3 DISCOUNT

           Monthly Volume             DS-3 Discount*
                 $0 +                       ***

* Discounts are applicable to Tier A city pairs only. LEC charges are additional and are not discountable. No further discounts may be applied.

Customer's existing Circuits identified below ("Existing
Circuits") shall receive the rates set forth below:  Existing
Circuits shall remain unchanged. Discounts above do not apply to Existing Circuits.

                             DS-3 RATE SCHEDULE
                               EXISTING CIRCUITS

                                                         Discounted
Location A      Location Z       Circuit ID         WorldCom Monthly IXC
Seattle          Riverdale        WZ563643                  ***
Riverdale        Jersey City      WZ563635                  ***


E.      WORLDCOM DOMESTIC FRAME RELAY DISCOUNT (EXCLUDING METRO FRAME RELAY)

           Monthly Volume                 Discount
                 $0 +                       ***


F.      WORLDCOM DOMESTIC ATM DISCOUNT

           Monthly Volume                 Discount
                 $0 +                       ***

***Confidential treatment has been requested for certain portions of this document. Such omitted portions have been filed separately with the Securities and Exchange Commission.

G.      WORLDCOM INTERNATIONAL PRIVATE LINE DISCOUNT

           Monthly Volume                 Discount
                 $0 +                       ***



H.      WORLDCOM INTERNATIONAL FRAME RELAY DISCOUNT

           Monthly Volume                 Discount
                 $0 +                       ***


I. WORLDCOM PRIVATE LINE - OC-3c PRICE SCHEDULE for quantity and locations set forth below. Any additional OC-3c circuits shall be handled on an individual basis. LEC charges are additional and are not discountable. No further discounts may be applied.

                        OC-3c Circuit Schedule

Circuit   Quantity   Location A   Location Z    Monthly Recurring Charge
   A          1        SNTCCA      LSANCA                 ***
   B          1        LSANCA      WASHDC                 ***
   C          1        WASHDC      NWRKNJ                 ***
   D          1        NWRKNJ      SNTCCA                 ***
   E          1        STTLWA      SNTCCA                 ***
   F          1        NWRKNJ      CHCGIL                 ***
   G          1        CHCGIL      STTLWA                 ***
   H          1        CHCGIL      SNTCCA                 ***


J. WORLDCOM PRIVATE LINE - OC-12c PRICE SCHEDULE for quantity and locations set forth below. Any additional OC-12c circuits shall be handled on an individual basis. LEC charges are additional and are not discountable. No further discounts may be applied.

                           OC-12c Circuit Schedule
Circuit   Quantity   Location A   Location Z    Monthly Recurring Charge
   I          1        SNTCCA      LSANCA                 ***
   J          1        LSANCA      WASHDC                 ***
   K          1        WASHDC      NWRKNJ                 ***
   L          1        NWRKNJ      SNTCCA                 ***
   M          1        STTLWA      SNTCCA                 ***
   N          1        BSTNMA      CHCGIL                 ***
   O          1        SNTCCA      WASHDC                 ***


9. WAIVER OF PRIVATE LINE INSTALLATION CHARGES: Commencing with the Commencement Date and continuing through the Commitment Ending Date, WorldCom agrees to waive WorldCom installation charges and LEC installation charges (collectively, "Installation Waivers") in an amount not to exceed four (4)) times the Monthly Recurring IXC charges for Private Line Service ordered following the Commencement Date (the "New Service"). In the event Customer cancels a New Service on a date prior to twelve (12) months following the Start of Service Date for such New Service, WorldCom will have the right to charge Customer an amount equal to the Installation Waivers for such New Service.
***Confidential treatment has been requested for certain portions of this document. Such omitted portions have been filed separately with the Securities and Exchange Commission.

10. WAIVER OF FRAME RELAY INSTALLATION CHARGES: Commencing with the Commencement Date and continuing through the Commitment Ending Date, WorldCom agrees to waive WorldCom installation charges and LEC installation charges (collectively, "Installation Waivers") in an amount not to exceed four (4) times the Monthly Recurring Network Node and PVC charges for Frame Relay Service ordered following the Commencement Date (the "New Service"). In the event Customer cancels a New Service on a date prior to twelve (12) months following the Start of Service Date for such New Service, WorldCom will have the right to charge Customer an amount equal to the Installation Waivers for such New Service.

11. WAIVER OF MONTHLY RECURRING CHARGES: WorldCom shall waive monthly recurring Interexchange Service charges which would otherwise be due for domestic Private Line OC-3c and/or OC-12c Service provided during the sixth (6th) month of Customer's Commitment Period for OC-3c and OC-12c circuits installed from WorldCom execution of this Agreement until December 31, 1999 ("OC-3c/OC-12c Monthly Recurring Charge Waiver") provided that Customer is not in breach of this Agreement. Upon the execution of this Agreement, WorldCom shall waive the December 1998 monthly recurring charges for existing OC-3c circuits, as set forth in the Existing OC-3c Circuit Schedule below. Local loops are not included.

                     Existing OC-3c Circuit Schedule

     Circuit   Quantity   Location A   Location Z

        A         1        SNTCCA        LSANCA
        B         1        LSANCA        WASHDC
        C         1        WASHDC        NWRKNJ
        D         1        NWRKNJ        SNTCCA
        E         1        STTLWA        SNTCCA


12. REPLACEMENT SERVICE: In the event Customer's business requirements change, requiring Customer to replace OC-3c/OC-12c Service provided hereunder ("Original Service") with new technology (hereinafter "Replacement Service"), Customer shall provide written notice of its intent to replace Original Service with Replacement Service from WorldCom. During the final six (6) months of the Customer Commitment Period, WorldCom shall not accept Customer orders for Replacement Service.
Provided Customer is not in default of its obligations under this Agreement, Customer may cancel and upgrade Original Service to Replacement Service without being subject to any cancellation charge relevant to the Original Service under the following conditions:

A. Customer shall provide WorldCom with at least forty-five (45) days' written notice prior to the effective date of cancellation of the Original Service and concurrently therewith submits a Service Order for Replacement Service having a Requested Service Date concurrent with the effective date of such cancellation.
B.      The Replacement Service is available and uncommitteed.
C. The cities served by the Original Service continue to be served by the Replacement Service and when applicable, a reconfiguration of the Original Service which is available, i.e., cities served prior to the upgrade continue to be served by the Replacement Service following the upgrade.
D. Customer will be liable for costs, if any, reasonably incurred by WorldCom from third parties (e.g., Local Access providers or interconnecting carriers) as a result of such cancellation, provided WorldCom notifies Customer of such costs within a reasonable time following receipt of Customer's Service Order to effect a cancellation and obtain Replacement Service.
E. Replacement Service shall have a similar Minimum Monthly Commitment as Original Service. The Customer Commitment Period for Replacement Service shall be similar to the Original Service.

13. ADDITIONAL SERVICES: During the Service Commitment Period, WorldCom commits to make available to Customer related services offered by WorldCom wholly owned subsidiaries. The inclusion of these services will be addressed through a future amendment to the Revenue Plan, at a time when these services become available and Customer desires these services.

14. TERMINATION: Should Customer elect to terminate the Agreement for convenience prior to the term, the following early termination charges would apply:

A. If the termination becomes effective prior to completion of the first year of the Commitment Period, then the charge shall be an amount equal to the balance of the then-current Minimum Monthly Commitment times the number of months (or pro rata portion thereof) remaining in the Commitment Period through the expiration of the first year of the Commitment Period plus fifty percent (50%) of the balance of such Minimum Monthly Commitment times the remainder of the Commitment Period beyond the first year.

B. If the termination becomes effective after the completion of the first year of the Commitment Period, then the charge shall be an amount equal to fifty percent (50%) of the balance of the then-current Minimum Monthly Commitment times the number of months (or pro-rata portion thereof) remaining in the Commitment period.

C. If any circuit under the Revenue Plan is either Restricted IXC or subject to an ICB arrangement, then the charge will be an amount equal to the total cancellation charges incurred by WorldCom, in addition to termination charges set forth in "A" or "B" above.

D. Customer is also liable for any charges, expenses, fees or penalties incurred by WorldCom or its affiliated companies due to cancellation of Local Access plus any costs, expenses or additional charges reasonably incurred by WorldCom on behalf of Customer as Customer's agent.

15.     ***

16. INDIVIDUAL CIRCUIT TERM: The Service Commitment Period for each Circuit comprising Qualifying IXC Service of the Revenue Plan is twelve
(12) months, unless the aforementioned Circuit is upgraded to a Service of equal or greater monthly recurring charge and such Circuit has been installed for no less than a six (6) month period. The Customer is also liable for any charges, expenses, fees, or penalties incurred by WorldCom or its affiliated companies due to cancellation of Local Access plus any costs, expenses, or additional charges reasonably incurred by WorldCom on behalf of Customer as Customer's agent.

***Confidential treatment has been requested for certain portions of this document. Such omitted portions have been filed separately with the Securities and Exchange Commission.

ENTIRE AGREEMENT: This Agreement (including any documents incorporated herein by reference) constitutes the entire understanding between the parties and supersedes any prior agreements and proposals between the parties, whether oral or written, for Service provided hereunder.

WORLDCOM TECHNOLOGIES, INC.                EXODUS COMMUNICATIONS, INC.

/s/ Frank M. Grillo                        /s/ Richard S. Stoltz
-----------------------------              --------------------------------
(Authorized Signature)                     (Authorized Signature)

FRANK M. GRILLO                            Richard S. Stoltz
-----------------------------              --------------------------------
(Print Name)                               (Print Name)

                                            1/11/99
-----------------------------              --------------------------------
(Date Received                              (Date Signed)